UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

METROPOLITAN BANK HOLDING CORP.

(Exact name of registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

99 Park Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

(212) 659-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 31, 2023, Metropolitan Bank Holding Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders elected all four of the Board of Director nominees to serve as directors until the 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, and ratified the appointment of Crowe LLP as independent auditors for the year ending December 31, 2023. The Company’s stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers and the frequency of non-binding advisory votes on compensation of the Company’s named executive officer. Each proposal is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 28, 2023.

As of the record date, there were 11,211,274 shares of the Company’s common stock, par value $0.01 per share (“Shares”), outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 9,376,481 Shares, or approximately 83% of the outstanding Shares entitled to vote, were represented in person or by proxy. Those Shares were voted as follows:

1.	The following individuals were nominated to serve as directors until the 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Anthony J. Fabiano	6,962,132	427,141	1,987,208
Robert C. Patent	5,526,641	1,862,632	1,987,208
Maria Fiorini Ramirez	7,124,408	264,865	1,987,208
William Reinhardt	5,713,010	1,676,263	1,987,208

2.	The appointment of Crowe LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2023, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
9,308,422	10,975	57,084

3.	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,359,589	916,652	113,032	1,987,208

4.	The Company’s stockholders approved, on a non-binding advisory basis, the frequency of non-binding advisory votes on compensation of the Company’s named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
7,046,761	4,535	211,665	126,312	1,987,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: June 1, 2023	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer